Liquidity risk	12 Months Ended
Dec. 31, 2024
Disclosure of Financial Risk Management [Abstract]
Liquidity risk
5.4 Liquidity risk

Liquidity risks arise from not having the necessary resources available to meet maturing liabilities with regard to timing, volume and currency structure. On’s finance department is centrally managing the net cash and cash equivalent position to mitigate liquidity risk and to ensure On’s obligations can be settled on time.
Main procedures in place to mitigate liquidity risks comprise:
•Centralized control system to manage the net financial position of On and its subsidiaries;
•Obtaining and maintaining forward-looking credit lines to create an adequate debt structure optimizing the liquidity provided by the credit system;
•Continuous monitoring of future cash flows based on rolling forecast and budget data.

Contractual maturities of On’s undiscounted financial liabilities:

(CHF in millions)	Due < 3 months	Due 4 to 12 months	Due 1 to 5 years	Due > 5 years	12/31/2024

Trade payables	166.5	—	—	—	166.5
Current lease liabilities	19.1	25.1	—	—	44.2
Other financial liabilities	36.5	14.8	—	—	51.3
Other current financial liabilities	55.7	39.8	—	—	95.5
Non-current lease liabilities	—	—	211.4	123.7	335.1
Other non-current financial liabilities	—	—	1.7	—	1.7
Other non-current financial liabilities	—	—	213.1	123.7	336.8

(CHF in millions)	Due < 3 months	Due 4 to 12 months	Due 1 to 5 years	Due > 5 years	12/31/2023

Trade payables	65.1	—	—	—	65.1
Current lease liabilities	11.7	35.2	—	—	46.9
Other financial liabilities	14.8	—	—	—	14.8
Other current financial liabilities	26.5	35.2	—	—	61.7
Non-current lease liabilities	—	—	135.1	81.3	216.4
Other non-current financial liabilities	—	—	135.1	81.3	216.4

The above table does not include accrued expenses as of December 31, 2024 and 2023, in the amount of CHF 184.4 million and CHF 81.2 million, respectively, which are expected to be due within the next twelve months (refer to note 3.6 Other current operating assets and liabilities for additional information on accrued expenses).

On July 7, 2023, On entered into the CHF 700 million multicurrency credit facility. On has an option to increase the total availability of borrowings under the facility in an aggregate amount of up to CHF 200 million, subject to the satisfaction of certain customary conditions. The credit facility had an initial term of three years, which has been extended for a period of one year already, and may be extended again for a period of one year. As of December 31, 2024 and 2023, no amounts had been drawn under the credit facility.
Of the total guarantees and letters of credit outstanding as of December 31, 2024 and 2023, which are discussed in note 4.8 Commitments and contingencies, CHF 168.3 million and CHF 155.3 million, respectively, relate to the credit facility.
The credit facility also contains financial covenants that depend on our consolidated equity as well as our net debt to adjusted EBITDA ratio. As of and during the twelve-month period ended December 31, 2024, we were in compliance with all covenants under the credit facility.
The following assets have been pledged in relation to the credit facility:

(CHF in millions)	12/31/2024	12/31/2023

Trade receivables	280.8	145.8
Inventory	211.7	285.2
Assets pledged	492.5	431.0